UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 3, 2007

                                 Intermec, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                      001-13279                  95-4647021
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)

                 6001 36th Avenue West
                  Everett, Washington
                   www.intermec.com                                98203-1264
(Address of principal executive offices and internet site)         (Zip Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On May 3, 2007, Intermec, Inc. issued a press release announcing our preliminary financial results for the first fiscal quarter ended April 1, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

In the press release issued on May 3, 2007 and attached to this Current Report as Exhibit 99.1, we announced our outlook for the second quarter of 2007 with respect to our anticipated range of revenues and our anticipated range of diluted earnings per share from continuing operations.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number                 Description
-------                -----------
99.1                   Press release issued by Intermec, Inc. dated May 3, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Intermec, Inc.
                                                (Registrant)



Date:  May 3, 2007                              By:  /s/ Lanny H. Michael
                                                     --------------------------
                                                         Lanny H. Michael
                                                     Senior Vice President and
                                                     Chief Financial Officer